               NOTICE OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                             AND PROXY STATEMENT OF
                        CITATION COMPUTER SYSTEMS, INC.

                        CITATION COMPUTER SYSTEMS, INC.
                           424 SOUTH WOODS MILL ROAD
                                   SUITE 200
                          CHESTERFIELD, MISSOURI 63017

                                 July 16, 1996

To the Shareholders of CITATION Computer Systems, Inc.:

       You are cordially invited to attend the CITATION Computer Systems, Inc. 1996 Annual Meeting of Shareholders, to be held on Thursday, August 15, 1996. The meeting will begin promptly at 10:00 a.m. at 8000 Forsyth Boulevard, 15th Floor, Clayton (St. Louis County), Missouri.

       The matters to be acted on at the meeting are described in detail in the attached official Notice of the Annual Meeting of Shareholders and Proxy Statement. Company officers will present reports and shareholders will have an opportunity to ask questions of general interest. Also enclosed is a copy of CITATION's Annual Report to Shareholders for the fiscal year ended March 31, 1996.

       THE VOTE OF EVERY SHAREHOLDER IS IMPORTANT. Your prompt cooperation in signing and returning your Proxy immediately will be greatly appreciated, and may save additional solicitation expenses. Please note that returning your completed Proxy will not prevent you from voting in person at the meeting if you wish to do so. You may use the enclosed self-addressed stamped envelope to return your Proxy.

                                          Sincerely,

                                          [sig to come]

                                          J. Robert Copper
                                          Chairman and Chief
                                          Executive Officer

                        CITATION COMPUTER SYSTEMS, INC.

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                                                                   July 16, 1996

To the Shareholders of CITATION Computer Systems, Inc.

       Notice is hereby given that the Annual Meeting of Shareholders of CITATION Computer Systems, Inc., a Missouri corporation, will be held on THURSDAY, AUGUST 15, 1996, AT 10:00 A.M., at 8000 Forsyth Boulevard, 15th Floor, Clayton (St. Louis County), Missouri.

       Pursuant to the Company's By-Laws, the Board of Directors has fixed the close of business on June 24, 1996 as the record date for determining the shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting of Shareholders. The following items, described in the attached Proxy Statement, will be on the agenda:

       1. To elect two persons as Class 1 Directors, each to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 1999;

       2. To ratify the appointment of Price Waterhouse as independent auditors for the Company; and

       3. To transact such other business as may properly come before the meeting.

       So far as management is aware, no business is expected to come before the Annual Meeting of Shareholders other than the matters described as items 1 and 2 above.

                                          By order of the Board of Directors

                                          [sig to come]

                                          J. Robert Copper
                                          Chairman and Chief Executive Officer

WE NEED YOUR PROXY VOTE IMMEDIATELY.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF CITATION COMPUTER SYSTEMS, INC., SCHEDULED FOR AUGUST 15, 1996, WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE COMPANY, AT SHAREHOLDER EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY IMMEDIATELY.

CITATION COMPUTER SYSTEMS, INC.
PROXY STATEMENT

                                                                   July 16, 1996

       This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of CITATION Computer Systems, Inc. ("CITATION" or "the Company") for the Annual Meeting of Shareholders that is scheduled to be held on August 15, 1996, and any adjournments thereof (the "Annual Meeting"). Only shareholders of record of common stock (the only class of stock of the Company issued and outstanding) at the close of business on June 24, 1996 (the "Record Date"), are entitled to notice of and to vote at this meeting. As of the close of business on June 24, 1996, there were 3,756,936 shares of common stock issued and outstanding and entitled to vote. Shareholders are not entitled to vote cumulatively for the election of directors. Each shareholder is entitled to a number of votes for the election of directors equal to the number of shares held by such shareholder multiplied by the number of directors to be elected, but may cast no more votes for any one nominee than is equal to the number of shares held by the Shareholder. On all other matters, the shareholders are entitled to one vote per share. Proxies for shares marked "abstain" and broker non-votes will be considered represented at the meeting but not voted; shares held in "street name" by brokers and others for which Proxies are voted on some but not all matters will be considered represented at the meeting but voted only as to those matters actually marked on the Proxy if so indicated.

       If you sign and return the enclosed Proxy, the shares represented thereby will be voted FOR the two nominees for director positions listed under the heading "Nominees for Class 1 Directors" and FOR the proposal to ratify the appointment of Price Waterhouse as independent auditors of the Company, unless otherwise indicated on the Proxy. Although it is not anticipated that any nominee will not serve as a Director, or be unable to serve as a Director, if elected, in either such event the proxies will be voted for such other person or persons as may be designated by the Board of Directors. Returning your completed Proxy will not prevent you from voting in person at the meeting should you be present and wish to do so. Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, or by signing and delivering a later dated proxy, or, if you attend the Annual Meeting in person, by voting at the Annual Meeting. Merely attending the Annual Meeting will not constitute revocation of your Proxy. You may revoke your Proxy at any time before it is voted.

       Directors, officers and other employees of the Company may solicit proxies by personal interview, telephone, facsimile transmission, and telegram in addition to the use of the mails. CITATION will request persons, such as brokers, nominees, and fiduciaries, holding stock in their name for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the Proxy. CITATION will reimburse them for reasonable out-of-pocket expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

       The Company's principal corporate offices are located at 424 South Woods Mill Road, Suite 200, Chesterfield, Missouri 63017. This Proxy Statement and the enclosed form of Proxy were first mailed to shareholders on or about July 16, 1996.

                            I. ELECTION OF DIRECTORS

       The Board of Directors consists of six persons. In accordance with the Company's Articles of Incorporation and By-Laws, Directors are divided into three classes, and the number of Directors in each class is to be as nearly equal as possible. Thus, each of the three classes of directors is composed of two persons. The term of office for a Director position is 3 years. Therefore each year one class of directors is elected. Class 1 Directors will be elected at the 1996 Annual Meeting of Shareholders.

       The names of the nominees, as recommended by the Board of Directors, and the names of the Directors whose terms will continue after the Annual Meeting, are listed below. Shares represented by a properly executed Proxy in the accompanying form will be voted for the two nominees listed below unless otherwise directed. Should any nominee become unavailable for any reason before the election, the Proxy will be voted for substitute nominee(s) to be selected by the Board of Directors of the Company, unless authority to vote for all of the nominees is withheld.

       Set forth under the heading "Security Ownership of Management" is a table setting forth the beneficial ownership of the Company's common stock by each Director, certain executive officers, persons known to the Company to beneficially own 5 percent or more of the Company's outstanding common stock, and by all Directors and executive officers as a group. No family relationships exist between any of the nominees, the other Directors, or any of the executive officers of the Company.

                         NOMINEES FOR CLASS 1 DIRECTORS

       The Board of Directors has nominated the following persons to be elected as Class 1 Directors at the 1996 Annual Meeting of Shareholders:

FRED L. BROWN. 55. President and Chief Executive Officer, BJC Health System.

       Mr. Brown has been a Director of the Company since February 1993. He has been President and Chief Executive Officer of BJC Health System headquartered in St. Louis, Missouri, since its creation in June 1993 (resulting from the merger of Christian Health Services with Barnes-Jewish, Inc.). Mr. Brown was President and Chief Executive Officer of Christian Health Services from January 1986 to February 1993.

WILLIAM H. J. SEABROOK. 62. Executive Vice President, Sales and Marketing of the Company, Chairman of Datasystems Consultants Limited and I. T. Health Consulting Limited.

       Mr. Seabrook has been a Director of the Company since February 1993. In 1985 he became Chairman of Datasystems Consultants Limited and I. T. Health Consulting Limited, each of which is a consulting company headquartered in London, England specializing in health authorities and small companies in the health care business. Since September 1991, Mr. Seabrook has provided services to the Company in connection with its international operations. In October 1995, Mr. Seabrook assumed responsibility for the Company's sales and marketing operations with the title of Executive Vice President, Sales and Marketing.

                              CONTINUING DIRECTORS

       CLASS 2 DIRECTORS. The terms of the Class 2 Directors are scheduled to expire at the 1997 Annual Meeting of Shareholders. The Class 2 Directors are:

FRANK L. POGGIO. 49. Consultant to CITATION Computer Systems, Inc.

       Mr. Poggio has been a Director of the Company since it acquired Health Micro Data Systems, Inc. ("HMDS") in December 1992 and was President of the Company from January 1995 to July 1996. Prior to January 1995, Mr. Poggio served as Executive Vice President, Operations of the Company. Mr. Poggio was the founder of HMDS, and served as President of HMDS from 1980 to July 1996.

JAMES F. O'DONNELL. 49. Chairman, Capital For Business, Inc., CFB Venture Fund I, Inc., and CFB Partners, Inc. (General Partner of CFB Venture Fund II, L.P.)

       Mr. O'Donnell was elected as a Director of the Company in 1994. Mr. O'Donnell has served since 1990 as Chairman of Capital For Business, Inc., an investment manager of two federally licensed SBIC venture funds and served as President of that company from 1987 to 1990. Mr. O'Donnell is also Chairman of CFB Venture Fund I, Inc., which owns 632,312 share of the Company's Common Stock.

       CLASS 3 DIRECTORS. The terms of the Class 3 Directors are scheduled to expire at the 1998 Annual Meeting of Shareholders. The Class 3 Directors are:

J. ROBERT COPPER. 56. Chairman and Chief Executive Officer, CITATION Computer Systems, Inc.

       Mr. Copper has been a Director of the Company since May 1992. Mr. Copper was appointed Chairman and Chief Executive Officer of the Company in January 1995. Prior to that time Mr. Copper was active as a partner in Hales, Copper & Company, a management consulting firm, which he joined in 1992. From 1990 to 1992, Mr. Copper was President and Chief Executive Officer of the PLC Group, a management consulting firm specializing in mergers and acquisitions. From 1988 to 1990, Mr. Copper was President and Chief Executive Officer of Pet, Incorporated, a packaged foods company. Mr. Copper was Senior Vice President, Planning and Development, for IC Industries (now Whitman Corp.) a conglomerate, from 1980 to 1988.

DAVID T. PIERONI. 51. President of The Farris Group

       Mr. Pieroni has been a Director of the Company since August 1991. Mr. Pieroni formed Pieroni Management Counselors, Inc., a management consulting company, in 1990 and served as President from 1990 to 1991, and again became active in its affairs in 1995. From 1991 to 1995 Mr. Pieroni was President of Spencer & Spencer Systems, Inc. In 1995 Mr. Pieroni joined The Farris Group and became President of the Farris Group in 1996. From 1977 to 1990, Mr. Pieroni was a Partner at a predecessor of Ernst & Young, working in their health care and management consulting practice, culminating in his position as Associate Managing Director of that firm's Great Lakes Consulting Group.

                                   COMMITTEES

       The Company has standing Audit and Compensation committees. Current members of the Audit Committee are David T. Pieroni and James F. O'Donnell. Current members of the Compensation Committee are James F. O'Donnell, Fred L. Brown, and David T. Pieroni. There is no standing nominating committee. The Board of Directors may nominate candidates for Director positions, and Shareholders may nominate candidates for Director positions in the manner set forth in the By-Laws of the Company.

                          BOARD AND COMMITTEE MEETINGS

       All directors attended at least 75 percent of the aggregate of all Board of Directors meetings and committee meetings (of which such directors were members) during the fiscal year ended March 31, 1996, that were held during the period he served on the Board and/or committee. There were 5 Board of Directors meetings held during the fiscal year ended March 31, 1996.

                           COMPENSATION OF DIRECTORS

       Each Director who is not employed by the Company receives a monthly fee of $1,000 for serving as a Director of the Company, except that Mr. Seabrook has agreed that he will not receive a director's fee so long as he is providing services to the Company under an agreement between Datasystems Consultants Limited and the Company. Non-employee Directors may elect to receive directors fees in the form of common stock of the Company in lieu of cash.

                           RELATED PARTY TRANSACTIONS

       The Company has entered into an agreement with Datasystems Consultants Limited ("Datasystems"), a company owned by one of the Company's Directors, William H. J. Seabrook. This agreement was revised in September 1995. Under the agreement, as revised, Datasystems has agreed to provide to the Company the services of Mr. Seabrook for 100 equivalent full-time days per year to serve as the Company's Executive Vice President for Sales and Marketing for the United States and the United Kingdom. The Company's Chairman is empowered to define the scope of the services to be provided by Mr. Seabrook. The agreement also provides that Mr. Seabrook will agree to serve on the Company's Board of Directors if requested by the Company. The Company is required to pay Datasystems L5,200 per month, (which approximates $8,005 per month based upon reported currency exchange rates as of June 20, 1996) for those services, plus certain taxes and expenses. The revised agreement provides that if certain goals are met, the payments to Datasystems will be retroactively increased to L10,400 per month. The agreement may be terminated by either party upon six months prior written notice.

                      STOCK OWNERSHIP AND TRADING REPORTS

       To the Company's knowledge, based solely upon the Forms 3 (Initial Statement of Beneficial Ownership of Securities), Forms 4 (Statement of Changes in Beneficial Ownership), and Forms 5 (Annual Statement of Changes in Beneficial Ownership) filed with the Company, no persons failed to file any such form in a timely manner.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES AND PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                                 VOTE REQUIRED

       The two nominees receiving the highest number of votes will be elected as Class 1 Directors. Cumulative voting will not apply for this election.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The table below sets forth, as of March 31, 1996, the end of CITATION's most recent fiscal year, the number and percentage of outstanding shares of Common Stock beneficially owned by (i) each Director of the Company, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all Directors and officers of the Company as a group, and (iv) each person known by the Company to own beneficially more than 5 percent of its Common Stock. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned, except as otherwise noted.

                                                          Shares Beneficially
                                                                Owned(1)
                                                         ----------------------
                         Name                             Number     Percentage
- -------------------------------------------------------  ---------   ----------
CFB Venture Fund I, Inc.(2, 3)                             632,312      16.9%
Fred L. Brown                                                7,853       0.2%
Frank L. Poggio(3)                                         351,623       9.4%
J. Robert Copper(3)                                        290,211       7.5%
David T. Pieroni                                             2,050       0.1%
William H. J. Seabrook                                       8,703       0.2%
James F. O'Donnell(2, 3)                                   632,312      16.9%
William T. Wynn                                             40,265       1.1%
Kennedy Capital Management, Inc.(3)                        341,800       9.1%
All Directors and Officers as a Group (11 Persons)       1,493,216      37.7%

- ------------------------------
(1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights, or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. None of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1), except as follows: all Directors and Officers as a group, 186,332 shares.

(2) Mr. O'Donnell is Chairman of CFB Venture Fund I, Inc. And is deemed to beneficially own the shares held by CFB Venture Fund, I, Inc.

(3) The address for Capital For Business Venture Fund I, Inc. is 11 South Meramec, Suite 800, Clayton, Missouri 63105. The address for Kennedy Capital Management, Inc. is 425 North New Ballas, St. Louis, Missouri 63141. The address for Messrs. Copper and Poggio is 424 South Woods Mill Road, St. Louis, Missouri 63017.

                           SUMMARY COMPENSATION TABLE

       The following table sets forth certain information regarding the compensation paid to J. Robert Copper (the Company's chief executive officer) and the two most highly compensated executive officers of the Company whose compensation (including annual salary and bonus) exceeded $100,000, for the fiscal year ended March 31, 1996:

                  Annual Compensation                                      Long-Term Compensation
                                                                -----------------------------------------------
                                                                Awards                  Payouts
- ---------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------
                    (b)      (c)        (d)          (e)           (f)         (g)        (h)          (i)
       (a)
- ---------------------------------------------------------------------------------------------------------------
     Name and                                                   Restricted
     Principal                                   Other Annual     Stock      Options     LTIP       All Other
      Position      Year    Salary    Bonus($)   Compensation    Award(s)    (Shares)   Payouts   Compensation(4)
- ---------------------------------------------------------------------------------------------------------------
 J. Robert Copper   1996   $149,333       -0-           -0-         -0-      100,000      -0-          1,407
 Chairman and       1995    $30,492       -0-           -0-         -0-          -0-      -0-            -0-
 Chief Executive    1994        -0-       -0-           -0-         -0-          -0-      -0-            -0-
 Officer
- ---------------------------------------------------------------------------------------------------------------
 Frank L. Poggio    1996   $130,000       -0-           -0-         -0-          -0-      -0-         $1,175
 President          1995   $114,167       -0-           -0-         -0-          -0-      -0-         $1,485
                    1994    $97,500       -0-           -0-         -0-          -0-      -0-         $1,213
- ---------------------------------------------------------------------------------------------------------------
 William T. Wynn    1996    $96,700   $38,863 (5)       -0-         -0-          -0-      -0-         $1,970
 Regional Vice      1995    $94,617   $31,880 (5)       -0-         -0-       12,000      -0-         $2,399
 President, Sales   1994    $80,528   $19,328 (5)       -0-         -0-       10,000      -0-         $2,232
- ---------------------------------------------------------------------------------------------------------------

- ------------------------------
(4) Consists solely of contributions by the Company to the CITATION Computer Systems, Inc. Retirement Savings Plan.
(5) The dollar amount reflects commission earned during each fiscal year ended March 31.

       The Company has entered into an employment agreement with J. Robert Copper which provides for an initial term ending March 31, 1998. This agreement also provides for annual compensation, bonuses, and various other benefits. The agreement terminates automatically upon the death of Mr. Copper or upon the occurrence of certain long-term disabilities. The agreement provides that he may be terminated by the Company for cause (as defined in the agreement). Furthermore, the Company may also terminate the agreement without cause by giving at least 30 days prior written notice to Mr. Copper. The Company will provide one-year severance benefits under the agreement if Mr. Copper is terminated other than for cause. Mr. Copper may at any time voluntarily terminate his employment agreement without cause by giving at least 30 days prior written notice to the Company or, if the Company is in Actual Default (as defined in the employment agreement), upon 10 days prior written notice to the Company.

       The Company had an employment agreement with Mr. Poggio that was similar to that of Mr. Copper's. Mr. Poggio terminated his employment with the Company as of July 15, 1996, and agreed to enter into a consulting arrangement with the Company. As of the date of this Proxy Statement a definitive written agreement has not been entered into with Mr. Poggio, but it is expected that an agreement will be executed by the parties providing for Mr. Poggio to serve as a consultant to the Company, providing specified services for one year, and that Mr. Poggio will receive $75,000 for those services. Mr. Copper will be assuming the additional title of President of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR


       The Board of Directors adopted and shareholders approved the CITATION Computer Systems, Inc. 1992 Employee Incentive Stock Option Plan (the "1992 Stock Option Plan") effective April 1, 1992. The 1992 Stock Option Plan was amended in April 1993. Pursuant to this amendment a total of 348,347 shares of Common Stock were reserved for issuance under the 1992 Stock Option Plan.

       The following tables set forth, with respect to the chief executive officer and the other executive officers named in the foregoing Summary Compensation Table, certain information about option grants and exercises in the last fiscal year. The Company has not granted any stock appreciation rights.


                    Option Grants in Last Fiscal Year
                                    (c)

                                      % of
                                      Total
                     (b)             Options
                     Number of       Granted      (d)
                     Securities        to         Exercise
                     Underlying     Employees      Price       (e)
(a)                   Options       in Fiscal       (per       Expiration
      Name            Granted         Year         share)         Date
- -------------------------------------------------------------------------
J. Robert Copper       100,000        48.4%       $5.00         10/5/05
Frank L. Poggio            -0-          -0-       N/A           N/A
William T. Wynn            -0-          -0-       N/A           N/A


                 Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values


                                                                       (e)

                                                    (d)              Value of
                                                 Number of         Unexercised
                                                Unexercised        In-the-Money
                        (b)                      Options at         Options at
                      Shares                    Fiscal Year        Fiscal Year
                     Acquired        (c)            End                End
       (a)              on          Value       Exercisable/       Exercisable/
      Name           Exercise     Realized     Unexercisable      Unexercisable
- -------------------------------------------------------------------------------------
J. Robert Copper     -0-          -0-               100,000/0        $1,387,500/0
Frank L. Poggio      -0-          -0-                     0/0                 0/0
William T. Wynn      -0-          -0-                36,332/0          $504,107/0

                       II. RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

       The Board of Directors has selected Price Waterhouse as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 1997, subject to ratification by the shareholders. A representative of Price Waterhouse is expected to be present at the meeting to answer questions and make a statement if he desires to do so.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL AND PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                                 VOTE REQUIRED

       The affirmative vote of a majority of the shares which are present or represented by proxy at the Annual Meeting on this proposal is required for approval. If the shareholders do not approve this proposal, the selection of independent auditors will be reconsidered by the Board of Directors.

                               III. OTHER MATTERS

       Management does not intend to bring any other matters before the meeting and, at the date of this Proxy Statement, management is not informed of any other matters that others may bring before the meeting. However, if any other matters properly come before the meeting, it is the intention of the proxy holders to vote such shares for which they hold proxies in accordance with their judgment on such matters.

                                 MISCELLANEOUS


       Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company no later than March 18, 1997, to be eligible for inclusion in the proxy materials for that meeting.


                         ------------------------------

                            (Detach Proxy Form Here)
- -------------------------------------------------------------------------------

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        CITATION COMPUTER SYSTEMS, INC.
                 ANNUAL MEETING OF SHAREHOLDERS AUGUST 15, 1996

The undersigned hereby appoints JAMES F. O'DONNELL and DAVID T. PIERONI, and each of them, proxies, with full power of substitution and revocation, to vote the common shares of CITATION Computer Systems, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to occur on August 15, 1996, and at any adjournment(s) thereof (the "Meeting"), with all the powers the undersigned would possess if personally present, including authority to vote on the matters stated below in the manner directed, upon any other matter which may properly come before the Meeting in such manner as the proxies may in their discretion determine, and the authority to substitute and vote for another nominee as described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting or any adjournment thereof.

1.   Election of two directors to serve in Class 1 for a term of three years.
     / /  FOR all nominees listed below (except          / /  WITHHOLD AUTHORITY to vote
          as marked to the contrary below).                   for all nominees listed below.

               Nominees: FRED L. BROWN and WILLIAM H. J. SEABROOK
INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below:

- --------------------------------------------------------------------------------

2.   Ratification of the appointment of Price Waterhouse as independent auditors for CITATION Computer
     Systems, Inc.

     / / FOR                    / / AGAINST                    / / ABSTAIN

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                            (Detach Proxy Form Here)
- --------------------------------------------------------------------------------
THE PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ABOVE AND IN THEIR DISCRETION ON
ALL OTHER MATTERS COMING BEFORE THE MEETING. EXCEPT AS SPECIFIED TO THE CONTRARY ABOVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES
LISTED IN 1 ABOVE AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT
AUDITORS IN 2 ABOVE.

PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY   DATED            , 1996
IN THE ENCLOSED ENVELOPE

                                                     ---------------------------
                                                     Signature

                                                     ---------------------------
                                                     Signature

                                                     Sign exactly as name
                                                     appears at left. Where
                                                     stock is issued in two or
                                                     more names, all should
                                                     sign. If signing as
                                                     attorney, administrator,
                                                     executor, trustee,
                                                     guardian, or other
                                                     fiduciary, give full title
                                                     as such. A corporation
                                                     should sign by authorized
                                                     officer and affix seal. If
                                                     this Proxy is executed by
                                                     two or more persons or
                                                     entities it shall pertain
                                                     to all shares of common
                                                     stock of the Company held
                                                     in the individual name of
                                                     each person or entity as
                                                     well as all shares of
                                                     common stock of the Company
                                                     held in joint name by any
                                                     two or more such persons or
                                                     entities.